UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2023

TriplePoint Private Venture Credit Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-56116	84-3383695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2755 Sand Hill Road, Suite 150 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)
(650) 854-2090
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.
TriplePoint Private Venture Credit Inc. (the “Company”) provides the below update based on developments at SVB Financial Group’s wholly-owned subsidiary, Silicon Valley Bank (“SVB”), and Signature Bank.
SVB was closed by the California Department of Financial Protection and Innovation on March 10, 2023, and the Federal Deposit Insurance Corporation (“FDIC”) was named receiver. On March 12, 2023, the FDIC announced that depositors of SVB would have access to their funds starting March 13, 2023.
Signature Bank was closed by the New York State Department of Financial Services on March 12, 2023, with the FDIC named as receiver. On March 12, 2023, the FDIC announced that depositors of Signature Bank would have access to their funds starting March 13, 2023.
Neither the Company nor TriplePoint Advisers LLC (the “Adviser”), the investment adviser of the Company, maintains any deposit, payment processing or other accounts or credit facilities with SVB or Signature Bank, or their successors. The Company does not participate in any credit facilities agented by SVB or Signature Bank, or that include SVB or Signature Bank as a lender.
The Company and the Adviser continue to closely monitor the situation regarding the SVB and Signature Bank receiverships and related developments as they relate to any of the Company’s borrowers and will continue to assess any indirect impact to the Company as a result of the same.
As a leader in the venture lending market, the Company is committed to using its creative and flexible venture lending solutions to work closely with its existing borrowers, new potential borrowers, and its select venture capital partners to navigate through this unique change in the venture capital landscape.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements. Such forward-looking statements include statements regarding the impact on the Company and its portfolio companies, as well as the TriplePoint Platform generally, of the closure of each of SVB and Signature Bank and the appointment of the FDIC as receiver in each instance. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. Actual events, performance, condition or results may differ materially from those in this Current Report on Form 8-K as a result of a number of factors, including as a result of changes in economic, market or other conditions, and due to the risks and uncertainties associated with liquidity concerns and the operation of the U.S. banking system, including any future developments relating to the closures of SVB and Signature Bank or the bankruptcy of any other depository institutions and the impact of such changes on the Company’s and its portfolio companies’ results of operations and financial condition, as well as those factors described from time to time in the Company’s filings with the Securities and Exchange Commission. More information and other potential factors that could affect actual events and the Company’s performance and financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein, is or will be included in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. All forward-looking statements are qualified in their entirety by this cautionary statement.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriplePoint Private Venture Credit Inc.

By:	/s/ Sajal K. Srivastava
Name:	Sajal K. Srivastava
Title:	President
Date: March 14, 2023